Exhibit 99.1

Investor Presentation June 2020 Ticker: EGBN EagleBankCorp.com

Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any Company’s past results are not necessarily indicative of future undertake to publicly revise or update forward-looking statements such forward-looking statements. The performance. The Company does not in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: Michael T. Flynn P 240-497-2040 E mflynn@eaglebankcorp.com 2

Company Overview • Eagle Bancorp, Inc. is a highly profitable community bank focused on the Washington, DC metropolitan area • Commercially-oriented business model with deep relationships of loans, core deposits and related products • Recognized expertise in CRE, C&I and residential mortgage lending • Streamlined network of 20 branches and 2 lending offices located in Northern Virginia, Suburban Maryland and the District of Columbia • Successful long term organic growth based on knowledge and close ties to our community Data as-of March 31, 2020 3

Summary Statistics Tangible Common Equity Total Assets Total Loans Total Deposits $10.0 $7.8 billion $8.1 billion $1.1 billion(1) Tangible Book Value per Common Share billion Shares Outstanding (at close May 29, 2020) 32,224,756 Institutional Ownership 81% Market Capitalization (at close May 29, 2020) $1.0 billion (1) $32.86 Member of Russell 2000 yes Member of S&P SmallCap 600 yes NOTE: Financial data at or for the quarter ended March 31, 2020 unless otherwise noted (1) See Non_GAAP reconciliation on Page 39. 4

Investment Rationale Highly profitable, with balanced financial performance Strategically positioned in the 5th largest regional economy in the U.S. Strong capital ratios NOTE: Financial data at or for the quarter ended December 31, 2019 5

Investment Rationale • Favorable Net Interest Margin | 3.49% • Operating Leverage with streamlined branch system: Efficiency Ratio | 43.83% • Clean Asset Quality: NPAs/Assets | 0.56%; NCOs/Average Loans | 0.12% • DDAs as a percentage of Average Deposits | 29.45% • Cash Dividend: Yield | 1.81%; Dividend payout ratio | 20.75% • Consistent organic growth of loans and deposits • Proven ability to evaluate and execute acquisitions • Dedicated, diverse and experienced Board focused on vision and governance NOTE: Financial data at or for the quarter ended March 31, 2020 6

Performance Statistics

Key Ratios (at or for the period ended)	EGBN 2015Y	2016Y	2017Y	2018Y	2019Y	2020Q1	Peer Group (1) 2019Q4
PROFITABILITY							
Net Interest Margin	4.33%	4.16%	4.15%	4.10%	3.77%	**3.49%**	**3.49%**
Efficiency Ratio	42.49%	40.29%	37.84%	37.31%	39.99%	**43.83%**	**61.64%**
Return on Average Assets	1.49%	1.52%	1.62%*	1.91%	1.61%	**0.98%**	**1.19%**
Return on Average Tangible Common Equity	14.69%	14.19%	12.54%*	16.63%	13.40%	**8.56%**	**N/A**
ASSET QUALITY							
Allowance Loan Losses/Gross Loans	1.05%	1.04%	1.01%	1.00%	0.98%	**1.23%**	**0.94%**
NPAs + 90 Days Past Due/Total Assets	0.31%	0.30%	0.20%	0.21%	0.56%	**0.56%**	**0.53%**
Net Charge-Offs to Average Loans (annualized)	0.17%	0.09%	0.06%	0.05%	0.13%	**0.12%**	**0.11%**
Reserve/NPLs (Coverage Ratio)	397.95%	330.49%	489.20%	429.72%	151.16%	**201.80%**	**288.60%**
CAPITAL							
Tier 1 Leverage Ratio	10.90%	10.72%	11.45%	12.08%	11.62%	**11.33%**	**10.38%**
Tangible Common Equity/Tangible Assets (2)	10.56%	10.84%	11.44%	12.11%	12.22%	**10.70%**	**N/A**
Total Risk Based Capital Ratio	12.75%	14.89%	15.02%	16.08%	16.20%	**15.44%**	**14.68%**
VALUATION							
Price/Earnings	20.2x	21.3x	19.8x	11.0x	11.6x	**7.7x**	**8.1x****
Price/Tangible Book Value	268%	282%	235%	167%	149%	**90%**	**113%****

NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-39. * Data for 2017Y is shown on an adjusted basis. ** The peer group valuation numbers represent the KRX Index at March 31, 2020.

EAGLE BANCORP, INC.
7

Experienced Senior Management Team Charles D. Levingston EVP & Chief Financial Officer, Eagle Bancorp & EagleBank 19 years in banking 8 years with EGBN Susan G. Riel CEO & President, Eagle Bancorp & EagleBank 43 years in banking 21 years with EGBN Antonio F. Marquez EVP, Eagle Bancorp; Senior EVP & President of Commercial Banking, EagleBank 34 years in banking 8 years with EGBN Lindsey S. Rheaume EVP, Eagle Bancorp; EVP & Chief Commercial & Industrial Lending Officer, EagleBank 34 years in banking 5 years with EGBN Janice L. Williams EVP, Eagle Bancorp; Senior EVP & Chief Credit Officer, EagleBank 25 years in banking 16 years with EGBN Paul Saltzman EVP & Chief Legal Officer, Eagle Bancorp & EagleBank 17 years in financial services .5 years with EGBN 8

Board Focused on Vision and Oversight Norman R. Pozez Executive Chair - Board of Directors 11 years with EGBN Kathy A. Raffa Director, Chair - Audit Committee 4 years with EGBN Leslie Ludwig Director, Chair - Compensation Committee 3 years with EGBN Theresa G. LaPlaca Lead Independent Director, Chair - Risk Committee 1 years with EGBN Susan G. Riel Director-President & CEO 21 years with EGBN James A Soltesz Director 12 years with EGBN Matthew D. Brockwell Director, Chair – Governance & Nominating Committee 1 year with EGBN Benjamin M. Soto Director 13 years with EGBN 9

EagleBank Locations Branch Loan Office Corporate Headquarters Regional Headquarters Branch System Lending Office Shady Grove MD Park Potomac Virginia Maryland Washington, DC 9 6 5 Twinbrook 2 270 MONTGOMERY COUNTY LOUDOUN COUNTY Rockville Tot9a5 l 20 2 Dulles Town Center 495 HQ Silver Spring Bethesda Reston Chevy Chase PRINCE GEORGE’S COUNTY Lanham DC 66 RHQ RHQ Tysons Corner Chantilly Rosslyn FAIRFAX COUNTY 495 66 Ballston Merrifield MD ARLINGTON COUNTY VA 295 Fairfax 395 Alexandria 495 10

Deposit (Dollar values in thousands) Market Share Local Community Ba nks June 30, 2018 June 30, 2019 2019 Market Sha re Annual Ra nk Compa ny Na me Bra nche s Ba la nce Ba la nce Grow th 1 2 3 4 5 6 7 8 Bank of America Corp. Capital One Financial Corp. Wells Fargo & Co. SunTrust Banks Inc. BB&T Corp. PNC Financial Services Group Inc. Citigroup Inc. United Bankshares Inc. 149 104 156 137 153 178 33 64 36,020,840 32,472,108 29,004,206 18,971,412 14,122,059 13,829,853 8,831,000 8,491,143 38,188,832 36,385,715 27,965,536 18,829,928 14,314,193 14,121,929 8,748,000 8,603,932 6.0% 12.1% -3.6% -0.7% 1.4% 2.1% -0.9% 1.3% 17.5% 16.6% 12.8% 8.6% 6.5% 6.5% 4.0% 3.9% 76.4% 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 2 Sandy Spring Bancorp Inc. HSBC Holdings Plc Toronto-Dominion Bank M&T Bank Corp Atlantic Union Bank Burke & Herbert Bank & Trust Co. Revere Bank Old Line Bank John Marshall Bank First Virginia Community Bank Community Bank of the Chesapeake Amalgamated Bank Capital Bank Main Street Bank Congressional Bank SONABANK All Other Market Participants 47 12 50 74 33 25 8 19 8 10 9 1 4 6 6 16 225 4,864,852 3,459,642 3,950,139 4,362,246 1,836,408 2,329,599 1,523,792 1,321,437 976,132 1,011,230 976,279 978,551 921,829 803,223 844,176 541,282 9,825,749 5,304,062 4,586,832 4,407,148 4,164,848 3,949,701 2,398,132 1,677,877 1,536,111 1,266,237 1,253,752 1,127,550 1,027,077 1,023,173 1,013,455 922,457 657,042 8,312,355 9.0% 32.6% 11.6% -4.5% 115.1% 2.9% 10.1% 16.2% 29.7% 24.0% 15.5% 5.0% 11.0% 26.2% 9.3% 21.4% -15.4% 2.4% 2.1% 2.0% 1.9% 1.8% 1.1% 0.8% 0.7% 0.6% 0.6% 0.5% 0.5% 0.5% 0.5% 0.4% 0.3% 3.8% 3 4 5 6 7 8 9 10 11 12 13 NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. SOURCE: FDIC, as of June 30, 2018 and June 30, 2019. 11 Market Total 1,547 208,613,500 218,797,681 4.9% 100.0% 9 1 Eagle Bancorp Inc. 20 6,344,313 7,011,807 10.5% 3.2% Washington, DC Metropolitan Area

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$9,992
EGBN CAGR 12.7%
15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4* 18Q1 18Q2 18Q3 18Q4 19Q1 19Q2 19Q3 19Q4 20Q1

NOTE: *Q4 2017 is shown on an operating basis.

EAGLE BANCORP, INC.
12

Net Income Trend



Net Income Available to Common
SBLF Dividend
EGBN Net Income CAGR: 3.7%
$23,123
Thousands of Dollars
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4* 18Q1 18Q2 18Q3 18Q4 19Q1* 19Q2 19Q3 19Q4 20Q1

NOTE: *Q4 2017 & Q1 2019 is shown on an adjusted basis.

EAGLE BANCORP, INC.
13

Earnings Per Share EPS (Reported) EPS (Operating) $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 NOTE: EPS for 2017 are shown on an adjusted basis.; Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-39. 14 $4.42 $3.35 $4.18 $0.70 $2.86 $2.92 $2.50

Tangible Book Value per Share $35.00 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00 2015Y 2016Y 2017Y 2018Y 2019Y 2020YTD NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-39. 15 $32.67$32.86 $29.17 $24.67 $21.61 $18.83

Net Interest Margin 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. 16 4.33% 4.16% 4.15% 4.10% 3.49% 3.48% 3.53% 3.77% 3.58% 3.49% 3.49%

Yields and Cost of Funds Yield on Average Earning Assets Yield on Loans 5.50% 7.00% 5.00% 6.0 0% 5.24% 5.17% 5.11% 4.50% 5.0 0% 4.00% 4.0 0% 3.50% 3.0 0% 3.00% 2.0 0% 2.50% 2.00% 1.0 0% 2015Y 2016Y 2017Y 2018Y 2019 2020Q1 20 15 Y 20 16 Y 20 17 Y 20 18 Y 20 19 Y 20 20 Q1 EGBN Peer Group EGBN Pee r Grou p Cost of Funds 1.50% 1.25% 1.00% 0.75% 0.54% 0.50% 0.36% 0.25% 0.00% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. *Impact of July 2016 Sub-Debt Raise in 2016 was (5bps). The Sub-Debt raise impact on Cost of Funds in 2016 was 4bps. 17 1.23% 0.99% 1.02% 1.06% 0.58% 0.81% 0.42% 0.44% 0.44%* 5.54% 5.45% 4.85% 5.07% 4.48% 4.41% 4.52% 4.31% 5.09% 5.00% 4.69% 4.60% 4.73% 4.38% 4.55% 4.06% 3.93% 3.93%* 2.56%

Moderate Interest Rate Risk Position

(Dollar value in thousands)

Interest Rate Indicators and Trends

	2015Y	2016Y	2017Y	2018Y	2019Y	2020Q1
Repricing Duration of Assets and Liabilities (months)						
Investments	47	43	41	34	41	29
Loans	25	23	17	17	20	19
Deposits	32	27	26	26	36	33
Borrowings	40	64	21	38	47	76
Economic Value of Assets and Liabilities						
Book Value of Portfolio Loans	$ 4,998,368	$ 5,618,820	$ 6,348,262	$ 6,992,749	$ 7,548,916	$ 7,844,954
Economic Value of Portfolio Loans	$ 5,000,717	$ 5,624,085	$ 6,368,262	$ 7,028,362	$ 7,623,907	$ 8,052,836
Premium (Discount) in Loans	0.0%	0.1%	0.3%	0.5%	1.0%	2.6%
Book Value of Deposits	$ 5,158,445	$ 5,717,837	$ 5,852,129	$ 6,972,266	$ 7,224,389	$ 8,037,458
Economic Value of Deposits	$ 5,002,426	$ 5,548,300	$ 5,543,159	$ 6,607,501	$ 7,038,558	$ 7,956,874
Premium (Discount) in Deposits	-3.0%	-3.0%	-5.3%	-5.2%	-2.6%	-1.0%
Book Value of Equity	$ 738,602	$ 842,799	$ 950,438	$ 1,108,941	$ 1,190,681	$ 1,178,681
Economic Value of Equity	$ 896,974	$ 1,030,450	$ 1,291,456	$ 1,405,102	$ 1,378,976	$ 1,444,328
Equity Premium Percentage	21.4%	22.3%	35.9%	26.7%	15.8%	22.5%
Interest Rate Shock Analysis						
SHORT TERM EFFECTS (dollars in thousands)						
Net Interest Income - Flat balance Sheet	$ 250,826	$ 270,909	$ 290,055	$ 310,167	$ 321,089	$ 316,914
Net Interest Income - + 100 basis point shock	$ 250,113	$ 276,988	$ 305,576	$ 325,192	$ 337,565	$ 325,698
Percentage Change	-0.3%	2.2%	5.4%	4.8%	5.1%	2.8%
Net Interest Income - + 200 basis point shock	$ 257,705	$ 289,966	$ 321,011	$ 339,949	$ 354,571	$ 339,647
Percentage Change	2.7%	7.0%	10.7%	9.6%	10.4%	7.2%
Net Interest Income - + 300 basis point shock	$ 266,070	$ 303,319	$ 336,214	$ 354,675	$ 371,322	$ 354,053
Percentage Change	6.1%	12.0%	15.9%	14.3%	15.6%	11.7%
Net Interest Income - + 400 basis point shock	$ 274,468	$ 316,719	$ 351,372	$ 369,452	$ 388,231	$ 368,303
Percentage Change	9.4%	16.9%	21.1%	19.1%	20.9%	16.2%
Net Interest Income - - 100 basis point shock	$ 244,895	$ 264,079	$ 283,576	$ 295,870	$ 310,861	$ 297,853
Percentage Change	-2.4%	-2.5%	-2.2%	-4.6%	-3.2%	-6.0%
Net Interest Income - - 200 basis point shock	$ 241,220	$ 256,318	$ 269,693	$ 289,637	$ 296,416	$ 295,962
Percentage Change	-3.8%	-5.4%	-7.0%	-6.6%	-7.7%	-6.6%

- Both assets and liabilities remain short with repricing durations at 19 months on loans and 33 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $8.8 million or 2.8% on a static balance sheet over a 12 month period

EAGLE BANCORP, INC.

18

Operating Leverage $90,000 $80,000 $70,000 $6 0,00 0 $50,000 $40,000 $30,000 $2 0,00 0 $10,000 $0 Reven ue ($00 0s) Non-Int Expense ($000s) NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-39. Q4 2017 & Q1 2019 is shown on an adjusted basis. 19

Superior Efficiency Ratio 75% 70% 65% 60% 55% 50% 45% 40% 40% 35% 30% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. 20 65% 64% 42% 40% 62% 61% 62% 40% 37% 44%

Deposit Composition and Growth (Dollar Values in Thousands) Deposit Type % of Total % of Total % of Total Balance Balance Balance Noninterest Bearing $ 2,216,270 33.2% $ 2,064,367 28.6% $ 1,994,209 24.5% Interest Bearing Transaction 588,326 8.8% 863,856 12.0% 931,597 11.4% Core Savings & Money Market (1) 1,987,428 29.7% 2,187,261 30.3% 2,982,699 36.6% Core CD's (1) 855,835 12.8% 738,291 10.2% 681,587 8.4% Wholesale Money Market 527,841 7.9% 825,868 11.4% 967,796 11.9% Wholesale CD's 507,219 7.6% 544,748 7.5% 583,680 7.2% Total Deposits $6,682,919 100% $7,224,391 100% $8,141,568 100% • Commercial focus drives growth of Noninterest Bearing Demand accounts • Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. 21 As of March 31, 2019As of December 31, 2019As of March 31, 2020

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 408,278	$ 169,990	$ 380,131	$ 282,758	$ 19,194	$ 67,381	$ 10,111	$ 20,086	$ 37,092	$ 1,395,021	17.8%
Prince George's	140,458	137,164	233,453	69,135	14,734	35,955	13,084	142	1,675	645,800	8.2%
Baltimore	49,828	33,611	114,447	85,001	2,417	4,571	-	89	200	290,164	3.7%
Anne Arundel	17,041	25,823	40,255	78,039	-	18,131	1,426	3,021	1,034	184,770	2.4%
Frederick	6,151	620	58,047	4,999	300	-	5,979	197	375	76,668	1.0%
Howard	13,358	11,723	21,060	15,881	-	490	3,319	1,563	1,226	68,620	0.9%
Eastern Shore	8,595	10,162	64,065	5,500	-	-	124	1,659	678	90,783	1.2%
Charles	512	20,256	8,207	-	-	-	-	292	169	29,436	0.4%
Other MD	3,993	8,717	2,837	-	-	1,755	2,679	-	409	20,390	0.3%
Washington DC	424,652	210,631	656,726	533,054	25,531	613,215	27,058	44,542	18,819	2,554,228	32.6%
Virginia											
Fairfax	328,258	69,270	269,149	131,551	-	62,286	7,648	14,905	9,872	892,939	11.4%
Loudoun	56,785	44,235	139,699	60,011	14,940	14,083	1,592	1,306	3,066	335,717	4.3%
Arlington	78,122	402	66,902	47,762	1,520	9,187	-	2,241	1,483	207,619	2.6%
Alexandria	38,542	14,571	34,420	31,325	5,476	8,814	-	-	541	133,689	1.7%
Prince William	10,086	31,120	63,216	19,892	204	443	4,399	-	1,253	130,613	1.7%
Fauquier	2,314	2,965	4,953	6,600	-	-	-	1,600	266	18,698	0.2%
Other VA	11,788	42,746	123,717	2,008	267	6,777	1,644	832	449	190,228	2.4%
Other USA	174,717	137,628	119,524	52,700	29,555	42,569	4,446	12,083	2,268	575,490	7.3%
Total	$1,773,478	$971,634	$2,400,808	$1,426,216	$114,138	$885,657	$83,509	$104,558	$80,875	$7,840,873	100.0%
% of Total	22.6%	12.4%	30.6%	18.2%	1.5%	11.3%	1.1%	1.3%	1.0%	100.0%	
	35.0%		48.8%		13.9%						

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Portion of Portfolio in :Accommodation and Food Service: 9.7% Retail 1.0%

NOTE: Data as of March 31, 20

EAGLE BANCORP, INC.

22

Credit Quality Trends (Dollar Values in Thousands) Nonperforming Assets: Accruing Loans 90 or More Days Past Due Nonaccrual Total Nonperforming Loans (NPLs) Other Real Estate Owned (OREO) Total Nonperforming Assets Performing Restructured Loans (TDRs) $ - $ - $ - $ - $ - $ - 13,239 17,875 13,238 16,277 48,730 47,737 $ 13,239 $ 17,875 $ 13,238 $ 16,277 $ 48,730 $ 47,737 5,852 2,694 1,394 1,394 1,487 8,237 $ 19,091 11,836 $ 20,569 7,924 $ 14,632 12,339 $ 17,671 13,601 $ 50,217 6,155 $ 55,974 17,872 NPAs/Assets NPAs+TDRs/Assets 0.51% 0.41% 0.36% 0.37% 0.63% 0.74% Reserves Reserves/Loans $ 52,687 1.05% $ 59,073 1.04% $ 64,758 1.01% $ 69,944 1.00% $ 73,658 0.98% $ 96,336 1.23% Charge-Offs NCOs/Average Loans 23 0.17%0.09%0.06%0.05%0.16%0.12% 0.31%0.30%0.20%0.21%0.56%0.56% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1

Consistent Asset Quality Total Loans ($mms) (Dollar Values in Thousands) $8,000 20.0% 18.0% $7,000 16.0% 2016 $679,525 0.30% 0.09% $6,000 14.0% 2017 $733,635 0.20% 0.06% $5,000 12.0% 2018 $579,919 0.21% 0.05% $4,000 10.0% 2019 $554,301 0.56% 0.13% 8.0% $3,000 6.0% 2020 YTD $295,125 0.56% 0.12% $2,000 4.0% $1,000 2.0% $0 0.0% Mar-Jun-Sep-Dec-Mar-Jun-Sep-17 Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep-Dec-Mar-16 16 16 16 17 17 17 18 18 18 18 19 19 19 19 20 Total Loans ($) NPAs (%) Charge Offs (%) Income Producing CRE 0.03% 0.03% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.16% 0.16% Commercial & Industrial 0.20% 0.18% 24 Net Charge-Off History for the periods ended December 31, 2019 EGBNEGBN Loan Type2 Year Avg.3 Year Avg. Loan NPAs/ Average Year Growth Assets Charge-Offs

Strength in C&I Lending • At 23% of the Loan Portfolio, EagleBank has a much larger focus on C&I Lending than other local peer banks • C&I Loan Portfolio is predominantly variable rate loans • Owner Occupied Loans are key to small and mid-market relationships • DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy • Treasury Management services provide opportunity for relationship retention and expansion 25

CRE Risk Management • Executive & Board Level Oversight Approval Process of • Disciplined Underwriting • Proactive Portfolio Management • Quarterly Stress Testing of CRE Portfolio • Quarterly Independent Credit Review • Dedicated Special Assets Team 26

CRE Concentration (Dollar Values in Thousands) Total CRE Portfolio (excl Own Occ) CRE/Total Loans (1) $ 2,978,550 59.59% $ 3,246,636 57.18% $ 3,900,263 60.83% $ 4,213,281 60.26% $ 4,731,296 62.70% $ 4,803,400 61.26% CRE Nonperforming Loans NPLs/Total CRE Peer NPLs/Total CRE (1) 0.53% 0.40% 0.33% 0.41% 0.34% Total Net Charge Offs NCOs/Total CRE Peer NCOs/Total CRE (1) 0.01% 0.01% 0.01% 0.01% 0.02% CRE Concentration (2) 394.40% 319.33% 345.17% 325.08% 347.31% 356.73% (1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk-based capital. 27 0.06% 0.04% 0.07% 0.01% 0.08% 0.12% 0.22% 0.34% 0.16% 0.14% 0.35% 0.33% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1

ADC Concentration (Dollar Values in Thousands) Total ADC Portfolio ADC/Total Loans (1) $ 909,654 18.20% $ 976,599 17.20% $ 1,413,922 22.05% $ 1,616,098 23.12% $1,609,647 21.33% $ 1,413,318 18.03% ADC Nonperforming Loans NPLs/Total ADC Peer NPLs/Total ADC (1) 0.63% 0.35% 0.21% 0.18% 0.18% Total Net Charge Offs NCOs/Total ADC Peer NCOs/Total ADC (1) -0.04% -0.06% -0.04% -0.02% -0.02% ADC Concentration (2) (1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. 28 120.45% 96.05% 125.13% 124.69% 118.16% 104.96% -0.02% 0.16% 0.15% 0.01% 0.00% 0.50% 0.08% 0.13% 0.05% 0.25% 0.72% 0.49% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1

Capital Management

(Dollar Values in Thousands)

	2015Y	2016Y	2017Y	2018Y	2019Y	2020Q1
Total Assets	$ 6,075,577	$ 6,890,096	$ 7,493,617*	$ 8,389,137	$ 8,988,719	$ 9,992,219
Total Common Stockholders' Equity	$ 738,601	$ 842,799	$ 965,026*	$ 1,108,941	$ 1,190,681	$ 1,162,778
Total Regulatory Capital	$ 755,212	$ 1,016,713	$ 1,129,954	$ 1,297,427	$ 1,362,253	$ 1,346,507
Tier 1 Leverage Ratio	10.90%	10.72%	11.45%	12.10%	11.62%	11.33%
Tier 1 Risk Based Capital Ratio	10.68%	10.80%	11.23%	12.49%	12.87%	12.14%
Total Risk Based Capital Ratio	12.75%	14.89%	15.02%	16.08%	16.20%	15.44%
Common Equity Tier 1 (CETI) Ratio	10.68%	10.80%	11.23%	12.49%	12.87%	12.14%
Tangible Common Equity Ratio (1)	10.56%	10.84%	11.44%	12.11%	12.22%	10.70%

- 1,182,931 shares repurchased in 1st Quarter 2020; Capital impact ($44.1) million
- Dividend of $0.22 per share declared in 2nd, 3rd & 4th Quarter of 2019 and 1st Quarter of 2020
- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-40.
*Data for 2017 is shown on an adjusted basis.

EAGLE BANCORP, INC.

29

Key Success Factors • Building and maintaining core relationships – Cross sales – Focus on key customers • Maintenance of strong credit culture – – – – – Conservative underwriting criteria and loan policies Disciplined committee approval and review process Portfolio is balanced among C&I, CRE and Construction loans Periodic loan and portfolio stress testing Proactive identification and resolution of problem credits • Built and preserved a strong capital position and balance sheet – – – Nine capital raising events since August 2008 Consistent quarterly profitability bolsters the capital position Strong Capital Ratios even after returning $128 million of capital to shareholders through the Cash Dividend and Share Repurchase Program initiated in 2019 30

Key Success factors (continued) • Disciplined ALCO process • Maintained focus on areas of strength – Concentration on core geographic markets and products • Proper infrastructure to support the increased volume of business and regulation • Comprehensive Management and Board level reporting • Human Resources – – – Recruiting of strong, seasoned bankers with local market knowledge and experience Well designed, incentive based compensation plans Stability of staff, low turnover rate 31

EagleBank Growth Strategy – Pricing discipline to sustain Net Interest Margin – Prudent expense management with streamlined branch system to maintain Efficiency Ratio • Profitability • Sustain Credit Quality – – – Maintain balanced portfolio mix: C&I, CRE and Construction Enhanced monitoring of individual credits Expanded stress testing • Emphasis on Organic Growth – – Only 3.2% deposit market share in DC Metro Area Significant opportunities to expand C&I business lines including loans and treasury management products Attract new relationships and develop cross sell opportunities Enhance infrastructure to support growth beyond $10 billion in assets – – • Opportunities for Noninterest Income – Residential mortgage origination, SBA guaranteed loan origination & sales, FHA commercial mortgage origination & sales, treasury management services, insurance 32

EGBN Total Return Performance Total Return Performance 3 Year 1 Year 5 Year EGBN NASDAQ Bank Stock Index NASDAQ Stock Market Index S & P 500 Index SOURCE: SNL Financial, Chart and calculations as of close of trading on May 29, 2020 (39.6%) (22.4%) 23.2% 8.1% (41.0%) (22.5%) 51.0% 25.6% (15.8%) 1.0% 84.8% 43.8% 33

Appendices 34 t EAGLE BANCORP, INC.

Non-GAAP Reconciliation GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) June 30, 2019 Se pte mbe r 30, 2019 De ce mbe r 31, 2019 Ma rch 31, 2020 Common shareholders' equity Less: Intangible assets Tangible common equity $ 1,184,582 $ 1,184,594 $ 1,190,681 $ 1,162,778 (105,219) (104,915) (104,739) (104,695) $ 1,079,363 $ 1,079,679 $ 1,085,942 $ 1,058,083 Book value per common share $ 34.30 $ 35.13 $ 35.82 $ 36.11 Less: Intangible book value per common share (3.05) (3.11) (3.15) (3.25) Tangible book value per common share $ 31.25 $ 32.02 $ 32.67 $ 32.86 Total assets Less: Intangible assets Tangible assets Tangible common equity ratio $ 8,670,003 $ 9,003,467 $ 8,988,719 $ 9,992,219 (105,219) (104,915) (104,739) (104,695) $ 8,564,784 $ 8,898,552 $ 8,883,980 $ 9,887,524 12.60% 12.13% 12.22% 10.70% 35

Non-GAAP Reconciliation GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) De ce mbe r 31, 2015 De ce mbe r 31, 2016 De ce mbe r 31, 2017* De ce mbe r 31, 2018 De ce mbe r 31, 2019 Common shareholders' equity Less: Intangible assets Tangible common equity $ 738,601 $ 842,799 $ 965,026 $ 1,108,941 $ 1,190,681 (108,542) (107,419) (107,212) (105,766) (104,739) $ 630,059 $ 735,380 $ 857,814 $ 1,003,175 $ 1,085,942 Book value per common share $ 22.07 $ 24.77 $ 28.23 $ 32.25 $ 35.82 Less: Intangible book value per common share (3.24) (3.16) (3.14) (3.08) (3.15) Tangible book value per common share $ 18.83 $ 21.61 $ 25.09 $ 29.17 $ 32.67 Total assets Less: Intangible assets Tangible assets Tangible common equity ratio $ 6,076,649 $ 6,890,097 $ 7,493,617 $ 8,389,137 $ 8,988,719 (108,542) (107,419) (107,212) (105,766) (104,739) $ 5,968,107 $ 6,782,678 $ 7,386,405 $ 8,283,371 $ 8,883,980 10.56% 10.84% 11.61% 12.11% 12.22% * Data for 2017 is shown on an operating basis. 36

Non-GAAP Reconciliation Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Thre e Months Ende d De ce mbe r 31, 2017 Tw e lve Months Ende d De ce mbe r 31, 2017 GAAP Change Non-GAAP GAAP Change Non-GAAP Income Sta te me nts: Income tax expense Net income 35,395 (14,588) 20,807 85,504 (14,588) 70,916 $ 15,569 14,588 $ 30,157 $ 100,232 14,588 $ 114,820 Pe rforma nce Ra tios (a nnua lize d): Return on average assets Return on average common equity 0.82% 6.49% 1.60% 12.57% 1.41% 11.06% 1.62% 12.67% As of De ce mbe r 31, 2017 Assets Deferred income taxes Total Assets GAAP 28,770 Change 14,588 Non-GAAP 43,358 $ 7,479,029 $14,588 $7,493,617 Shareholders' Equity Retained earnings Total Shareholders' Equity 431,544 14,588 446,132 950,438 14,588 965,026 Total Liabilities and Shareholders' Equ $ 7,479,029 14,588 $7,493,617 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Interest Income Income Tax Expense Net Income GAAP 35,395 Change (14,588) Non-GAAP 20,807 GAAP 85,504 Change (14,588) Non-GAAP 70,916 $ 15,569 $14,588 $ 30,157 $ 100,232 $14,588 $ 114,820 Earnings Per Common Share Basic Diluted $ $ 0.46 0.45 $ 0.43 $ 0.42 $ $ 0.88 0.88 $ $ 2.94 2.92 $ 0.43 $ 0.42 $ $ 3.36 3.35 37

Non-GAAP Reconciliation

Eagle Bancorp, Inc.
GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Three Months Ended March 31, 2019		
	GAAP	Change	Non-GAAP
Noninterest Expense			
Salaries and employee benefits	23,644	(6,153)	17,491
Total noninterest expense	38,304	(6,153)	32,151
Income Before Income Tax Expense	45,645	6,153	51,798
Income Tax Expense	11,895	1,404	13,299
Net Income	$ 33,749	$ 4,749	$ 38,499
Earnings Per Common Share			
Basic	$ 0.98	$ 0.14	$ 1.12
Diluted	$ 0.98	$ 0.13	$ 1.11
Book value per common share at period end	$ 33.25		$ 33.39
Tangible book value per common share at period end	$ 30.20		$ 30.33
Return on average assets	1.62%		1.85%
Return on average common equity	12.12%		13.84%
Return on average tangible common equity	13.38%		15.26%
Efficiency ratio	43.87%		36.82%
Effective tax rate	26.06%		25.67%
Other Ratios:			
Common equity to total assets	13.69%		13.75%
Tier 1 capital (to average assets)	12.49%		12.55%
Tier 1 risk based capital ratio	11.69%		11.69%
Total capital (to risk weighted assets)	16.22%		16.27%
Common equity tier 1 capital (to risk weighted assets)	12.69%		12.75%
Tangible common equity ratio	12.59%		12.65%
Non Interest Expense as a % of average assets	1.81%		1.52%
Allowance for credit losses to total nonperforming loans	173.72%		329.15%
Nonperforming loans to total loans (4)	0.56%		0.30%

EAGLE BANCORP, INC.
38

Non-GAAP Reconciliation (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. 39

Market Information • Population – 6th largest market in the U.S. – Washington, DC MSA 6.2 Million • Employment 3.0 Million – – 303,000 jobs lost in March and April of 2020 Largest job losses by sector: Hospitality & Food Service, Retail Trades, Education & Health Services Unemployment rate of 9.9% vs. US average of 14.7% (April 2020) – • Gross Regional Product (GRP) $541 Billion – – – – – 5th largest regional economy in the U.S. Highest median household income of any major US market Initial Forecast for 2020 was 2% Growth in GRP Revised forecast for 2020 is (5.65%) shrinkage of GRP Federal Government Spending was 31.0% of GRP, Will increase with stimulus programs 40

Greater Washington Economy - 2019 Inte rnational Othe r Fe de ral Hos pitality 2.7% As s ociations Dis trict of Columbia 24.0% 3.8% 16.8% 1.8% Suburban Maryland 28.0% Fe de ral Procure me nt 14.1% Non-Local B us ine s s 15.5% Othe r 1.5% Education & He alth Care 5.8% Northe rn Virginia 48.0% Local B us ine s s 38.0% Gross Regional Product $541 Billion SOURCE: Stephen S. Fuller Institute - George Mason University 41 GRP Contribution by Sub-market Total Federal Spending = 30.9% of GRP

Loan Portfolio and Growth (Dollar Values in Thousands) Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial $ 1,510,835 21.1% $ 1,545,906 20.5% $ 1,773,478 22.6% 17.4% Commercial Real Estate: Owner Occupied Income Producing CRE Bridge Financing Subtotal 990,372 2,078,443 1,292,248 4,361,063 13.8% 29.0% 18.0% 60.8% 985,409 2,328,955 1,373,791 4,688,155 13.1% 30.9% 18.2% 62.1% 971,634 2,400,808 1,426,216 $ 4,798,658 12.4% 30.6% 18.2% 61.2% (1.9%) 15.5% 10.4% 10.0% $ $ Construction & Land: Owner Occupied CRE Construction Land Subtotal 64,845 985,240 59,065 1,109,150 0.9% 13.8% 0.8% 15.5% 89,490 963,742 72,012 1,125,244 1.2% 12.8% 1.0% 14.9% 114,138 885,657 83,509 $ 1,083,304 1.5% 11.3% 1.1% 13.9% 76.0% (10.1%) 41.4% (2.3% ) $ $ Residential Mortgage $ 101,861 1.4% $ 104,221 1.4% $104,558 1.3% 2.6% Consumer & Other $ 90,149 1.3% $ 82,222 1.1% $ 80,875 1.0% (10.3% ) Total Loans $ 7,173,058 100.0% $ 7,545,748 100.0% $ 7,840,873 100.0% 9.3% 42 Annual As of March 31, 2019As of December 31, 2019As of March 31, 2020Growth Rate

Geographic Detail – Income Producing CRE

(Dollar Value in Thousands)

County	Office/ Condo	Hotel	Mixed Use	Multi-Family	Redevel./ Retail	Industrial	Single & 1-4 Family	Other	TOTAL	Total
Maryland										
Montgomery	$ 68,417	$ 44,416	$ 140,038	$ 72,198	$ 18,407	$ 17,443	$ 6,355	$ 12,857	$ 380,131	15.8%
Prince George's	32,432	101,856	2,670	-	31,129	35,557	2,425	27,384	233,453	9.7%
Baltimore	2,219	15,295	85,681	1,823	6,599	1,100	1,730	-	114,447	4.8%
Anne Arundel	1,902	9,730	-	-	8,598	20,025	-	-	40,255	1.7%
Frederick	6,115	-	2,621	-	39,378	2,195	3,461	4,277	58,047	2.4%
Eastern Shore	1,833	58,458	-	-	501	-	1,319	1,954	64,065	2.7%
Howard	2,227	-	-	-	10,061	6,459	790	1,523	21,060	0.9%
Charles	6,341	-	-	-	623	-	-	1,243	8,207	0.3%
Other MD	-	-	155	1,305	1,377	-	-	-	2,837	0.1%
Washington DC	71,928	137,746	172,913	155,054	36,313	3,282	75,035	4,455	656,726	27.4%
Virginia										
Fairfax	185,078	-	1,033	1,048	41,460	550	5,061	34,919	269,149	11.2%
Loudoun	42,145	-	-	41,000	7,912	27,018	1,131	20,493	139,699	5.8%
Arlington	13,825	46,373	-	241	-	-	4,563	1,900	66,902	2.8%
Alexandria	24,054	-	7,808	-	2,558	-	-	-	34,420	1.4%
Prince William	8,992	27,687	-	-	10,667	3,577	1,461	10,832	63,216	2.6%
Fauquier	-	-	-	-	4,953	-	-	-	4,953	0.2%
Other VA	61,872	-	5,598	15,362	37,252	218	1,533	1,882	123,717	5.2%
Other USA	3,857	2,277	447	31,521	8,008	-	5,077	68,337	119,524	5.0%
Total	$533,237	$443,838	$418,964	$319,552	$265,796	$117,424	$109,941	$192,056	$2,400,808	100.0%
% of Total	22.2%	18.4%	17.5%	13.3%	11.1%	4.9%	4.6%	8.0%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of March 31, 2020

EAGLE BANCORP, INC.
43

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Multi-Family	Mixed Use	Residential Condo	Single & 1-4 Family	Office	Hotel	Retail	Other	TOTAL	Total
Maryland										
Montgomery	$ 12,116	$ -	$ 151	$ 24,121	$ 24,993	$ -	$ -	$ 6,000	$ 67,381	7.6%
Prince George's	-	-	-	4,186	-	12,097	-	19,672	35,955	4.1%
Baltimore	-	-	-	655	-	-	-	3,916	4,571	0.5%
Anne Arundel	-	18,131	-	-	-	-	-	-	18,131	2.0%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Eastern Shore	-	-	-	-	-	-	-	-	-	0.0%
Howard	-	-	-	490	-	-	-	-	490	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	1,755	-	-	-	-	-	-	1,755	0.2%
									-	
Washington DC	206,270	164,193	117,070	45,292	66,665	-	1,479	12,246	613,215	69.2%
									-	
Virginia									-	
Fairfax	753	3,150	3,009	42,817	-	-	-	12,557	62,286	7.0%
Loudoun	-	953	12,500	-	-	-	630	-	14,083	1.6%
Arlington	-	-	-	9,187	-	-	-	-	9,187	1.0%
Alexandria	-	-	8,299	515	-	-	-	-	8,814	1.0%
Prince William	-	-	-	443	-	-	-	-	443	0.1%
Fauquier	-	-	-	-	-	-	-	-	-	0.0%
Other VA	-	-	-	6,777	-	-	-	-	6,777	0.8%
									-	
Other USA	-	-	-	557	-	30,738	-	11,274	42,569	4.8%
Total	$219,139	$188,182	$141,029	$135,040	$91,658	$42,835	$2,109	$65,665	$885,657	100.0%
% of Total	24.8%	21.4%	15.9%	15.2%	10.3%	4.8%	0.2%	7.4%	100.0%	
Renovation	$ 63,071	$ 13,384	$ 17,024	$ 35,471	$ 53,736	$ -	$ -	$ 22,640	$ 205,326	23.2%
Ground-Up	$ 156,068	$ 174,798	$ 124,005	$ 99,569	$ 37,922	$ 42,835	$ 2,109	$ 43,025	$ 680,331	76.8%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of March 31, 2020

EAGLE BANCORP, INC.

44

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			March 31, 2020		
US Government Agency Securities	$146,948	$1,527	$716	$147,759	17.5%
Mortgage Backed Securites - GSEs	531,784	16,110	506	547,388	63.4%
Municipal Bonds	72,828	2,760	-	75,588	8.7%
Corporate Bonds	52,087	969	72	52,984	6.2%
US Treasury	34,986	13	-	34,999	4.2%
Other Equity Investments	198	-	-	198	0.0%
Total Securities	$838,831	$21,379	$1,294	$858,916	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			December 31, 2019		
US Government Agency Securities	$180,228	$621	$1,055	$179,794	21.5%
Mortgage Backed Securites - GSEs	541,490	4,337	1,975	543,852	64.4%
Municipal Bonds	71,902	2,034	5	73,931	8.6%
Corporate Bonds	10,530	203	-	10,733	1.3%
US Treasury	34,844	11	-	34,855	4.2%
Other Equity Investments	198	-	-	198	0.0%
Total Securities	$ 839,192	$ 7,206	$ 3,035	$ 843,363	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			March 31, 2019		
US Government Agency Securities	$240,675	$435	$2,091	$239,019	31.1%
Mortgage Backed Securites - GSEs	479,162	3,027	4,286	477,903	61.9%
Municipal Bonds	44,929	684	80	45,533	5.8%
Corporate Bonds	9,503	66	13	9,556	1.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$774,487	$4,212	$6,470	$772,229	100.0%

- Portfolio has $20.1 million of net unrealized gains at March 31, 2020
- Average life of portfolio is 2.6 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

EAGLE BANCORP, INC.

45

Nationally Recognized Financial Performance • “Sm-All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 • Member of KBW Bank Honor Roll 2010-2018 • Named as one of Top 100 Performing Community Banks 2018 • Community Bankers Cup Award 2012-2019 46 Independent Community Bankers of America

Highly Regarded by Bank Rating Firms FIRM BANK RATING A-300/300 BAUERFINANCIAL, INC Green - *** 47

Experienced Management Team Susan G. Riel, Chief Executive Officer & President Eagle Bancorp & EagleBank Ms. Riel, President - Chief Executive Officer of the Bank and Bancorp, and formerly Chief Operating Officer. Ms. Riel has been with the bank for 20 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 42 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 18 years of experience in the banking industry. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 33 years of experience in the banking industry in the Washington, DC metropolitan area. 48

Experienced Management Team Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 33 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014— where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America. Paul Saltzman, EVP, Chief Legal Officer Paul Saltzman is Executive Vice President & Chief Legal Officer at EagleBank. He is responsible for all legal and compliance oversight at the bank. Saltzman was recently a Partner in the Banking and Financial Institutions Advisory Practice at White & Case and Vice Chairman at Deutsche Bank, where he helped lead capital stress testing, regulatory remediation and transaction banking in the Americas region. He holds a B.A. from Clark University and a J.D. from Boston University School of Law. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 15 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. 49

Historical Balance Sheet

(Dollar Values in Thousands)	2015Y	2016Y	2017Y*	2018Y	2019Y	5 Year Compound Growth Rate	2020YTD
Assets							
Cash and Equivalents	$298,363	$368,163	$190,473	$321,864	$241,973	(1.1%)	$939,614
Securities Available for Sale	504,772	559,708	625,592	807,645	878,557	16.8%	898,904
Total Cash and Securities	803,135	927,871	816,065	1,129,509	1,120,530	11.1%	1,838,518
Gross Loans HFI	4,998,368	5,677,893	6,411,528	6,991,447	7,545,748	11.8%	7,840,873
Loan Loss Reserves	52,687	59,074	64,758	69,944	73,658	9.8%	96,336
Loans Held for Sale	47,492	51,629	25,096	19,254	56,707	5.1%	60,036
Total Net Loans	4,993,173	5,670,448	6,371,866	6,940,757	7,528,797	11.8%	7,804,573
Real Estate Owned	5,852	2,694	1,394	1,394	1,487	(35.4%)	8,237
Total Intangibles	108,155	106,947	106,824	105,470	104,542	(0.9%)	104,500
Total Servicing Rights	387	472	388	296	197	(6.9%)	195
Other Assets	164,875	181,664	197,080	211,711	233,166	8.8%	236,196
Total Assets	$6,075,577	$6,890,096	$7,493,617	$8,389,137	$8,988,719	11.4%	$9,992,219
Liabilities							
Deposits	$5,158,444	$5,716,114	$5,853,984	$6,974,285	$7,224,391	10.9%	$8,141,568
FHLB Borrowings	0	0	325,000	0	250,000	12.3%	300,000
Repurchase Agreements	72,356	68,876	76,561	30,413	30,980	(12.7%)	31,377
Subordinated Debt	68,928	216,514	216,905	217,296	217,687	22.4%	267,784
Other Liabilities	37,248	45,793	56,141	58,202	74,980	15.8%	88,712
Total Liabilities	5,336,976	6,047,297	6,528,591	7,280,196	7,798,038	11.0%	8,829,441
Equity							
Preferred Equity	0	0	0	0	0	(100.0%)	0
Common Equity	738,410	845,180	966,775	1,113,216	1,187,722	16.8%	1,149,713
Net Unrealized Gain (Loss)	191	(2,381)	(1,749)	(4,275)	2,959	2.3%	13,065
Total Stockholders Equity	738,601	842,799	965,026	1,108,941	1,190,681	13.9%	1,162,778
Total Liabilities and Equity	$6,075,577	$6,890,096	$7,493,617	$8,389,137	$8,988,719	11.4%	$9,992,219
Balance Sheet Analysis (%)							
Total Gross Loans/Total Assets	82.27	82.41	85.56	83.34	83.95		78.47
Loans/Deposits	96.90	99.33	109.52	100.25	104.45		96.31
Reserves/Loans	1.05	1.04	1.01	1.00	0.98		1.23
Annualized Growth Rates (%)							
Asset Growth Rate	15.77	13.41	8.76	11.95	7.15		44.66
Gross Loans HFI	15.91	13.59	12.92	9.04	7.93		15.64
Deposit Growth Rate	19.66	10.81	2.41	19.14	3.59		50.78

*Data for 2017 is shown on an operating basis.

EAGLE BANCORP, INC.

50

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2015Y	2016Y	2017Y*	2018Y	2019Y	5 Year Compound Growth Rate	2020YTD
Total Interest Income	$253,180	$285,805	$324,034	$393,286	$429,630	17.5%	$103,801
Total Interest Expense	19,238	27,641	40,147	76,293	105,585	51.8%	24,057
Net Interest Income	233,942	258,164	283,887	316,993	324,045	12.7%	79,744
Loan Loss Provision	14,638	11,331	8,971	8,660	13,091	3.8%	16,422
Service Charges on Deposits	5,397	5,821	6,364	7,014	6,247	5.0%	1,425
Gain/Loss on Sale of Loans	11,973	11,563	9,276	5,963	8,474	4.2%	944
Gain/Loss on Sale of Securities	2,254	1,194	542	97	1,517	133.2%	822
Loss on early extinguishment of debt	(1,130)	-	-	-	-	100.0%	-
BOLI Revenue	1,589	1,554	1,466	1,507	1,703	5.8%	414
Other Noninterest Income	6,545	7,152	11,725	8,005	7,758	8.1%	1,865
Total Noninterest Income	26,628	27,284	29,373	22,586	25,699	7.0%	5,470
Salaries and Employee Benefits	61,749	67,010	67,129	67,734	79,842	6.9%	17,797
Premises and Equipment Expenses	16,026	15,118	15,632	15,660	14,387	1.6%	3,821
Marketing and Advertising	2,748	3,495	4,095	4,566	4,826	19.3%	1,078
Data Processing	7,533	7,747	8,220	9,714	9,412	8.8%	2,496
Legal, Accounting and Professional Fees	3,729	3,673	5,053	9,742	12,195	28.8%	6,988
FDIC Insurance	3,154	2,718	2,554	3,512	3,206	6.6%	1,424
Merger Expenses	141	-	-	-	-	(100.0%)	-
Other Noninterest Expenses	15,636	15,254	15,869	15,783	15,994	8.8%	3,743
Total Noninterest Expense	110,716	115,015	118,552	126,711	139,862	7.0%	37,347
Net Income Before taxes	135,216	159,102	185,736	204,208	196,791	17.9%	31,445
Income taxes	51,049	61,395	70,916	51,932	53,848	11.0%	8,322
Net Income	84,167	97,707	114,820	152,276	142,943	21.4%	23,123
Preferred Dividends	601	-	-	-	-	(100.0%)	-
Net Income Available to Common	$ 83,566	$ 97,707	$114,820	$152,276	$142,943	21.7%	$ 23,123
Earnings per Share - Diluted	$ 2.50	$ 2.86	$ 3.35	$ 4.42	$ 4.18		$ 0.70

*Data for 2017 is shown on an adjusted basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-39.

EAGLE BANCORP, INC.

51